Note 12 - Business Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting Disclosure [Text Block]
Note 12.  Business Segment Information

Avalon’s reportable segments include waste management services and golf and related operations. In determining the segment information, Avalon considered its operating and management structure and the types of information subject to regular review by its “chief operating decision maker.”  On this basis, Avalon’s reportable segments include waste management services and golf and related operations.  Avalon accounts for intersegment net operating revenues as if the transactions were to third parties.  The segment disclosures are presented on this basis for all years presented.

Avalon’s primary business segment, the waste management services segment, provides hazardous and nonhazardous brokerage and management services to industrial, commercial, municipal and governmental customers and manages a captive landfill for an industrial customer.  The golf and related operations segment includes the operations of golf courses and related facilities and a travel agency.  Revenue for the golf and related operations segment consists primarily of membership dues, greens fees, cart rentals, merchandise, tennis, spa services and food and beverage sales.  Avalon does not have significant operations located outside the United States and, accordingly, geographical segment information is not presented. In 2011, one customer accounted for 22% of the waste management services segment’s net operating revenues to external customers and 18% of the consolidated net operating revenues. In 2010, one customer accounted for 12% of the waste management services segment’s net operating revenues to external customers and 9% of the consolidated net operating revenues.

The accounting policies of the segments are consistent with those described for the consolidated financial statements in the summary of significant accounting policies (see Note 2).  Avalon measures segment profit for internal reporting purposes as income (loss) before taxes.

Business segment information including the reconciliation of segment income to consolidated income (loss) before taxes is as follows (in thousands):

	2011	2010
Net operating revenues from:
Waste management services:
External customers revenues	$43,463	$33,888
Intersegment revenues	—	—
Total waste management services	43,463	33,888

Golf and related operations:
External customer revenues	10,523	9,565
Intersegment revenues	53	56
Total golf and related operations	10,576	9,621

Segment operating revenues	54,039	43,509
Intersegment eliminations	(53)	(56)
Total net operating revenues	$53,986	$43,453

Income (loss) before taxes:
Waste management services	$3,568	$2,791
Golf and related operations	(293)	(595)
Segment income before taxes	3,275	2,196
Corporate interest income	5	24
Corporate other income, net	160	(21)
General corporate expenses	(2,575)	(2,701)
Income before taxes	$865	$(502)

Depreciation and amortization:
Waste management services	$34	$25
Golf and related operations	1,509	1,536
Corporate	120	123
Total	$1,663	$1,684

Interest income:
Waste management services	$—	$—
Corporate	5	24
Total	$5	$24

Capital expenditures:
Waste management services	$104	$95
Golf and related operations	1,261	269
Corporate	49	47
Total	$1,414	$411

Identifiable assets at December 31:

	2011	2010
Waste management services	$16,869	$11,648
Golf and related operations	30,140	30,233
Corporate	41,840	40,006
Sub Total	88,849	81,887
Elimination of intersegment receivables	(35,482)	(34,550)
Total	$53,367	$47,337

The increase of $5.2 million in identifiable assets of the waste management services segment is primarily the result of an increase in accounts receivable due to higher net operating revenues in the fourth quarter of 2011 compared with the fourth quarter of 2010.  The increase of $1.8 million in identifiable assets of corporate is primarily due to an increase in cash and cash equivalents.